UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-03883

DWS Communications Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2008

Annual Report to Shareholders

DWS Communications Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

19 Financial Statements

23 Financial Highlights

27 Notes to Financial Statements

36 Report of Independent Registered Public Accounting Firm

37 Tax Information

38 Investment Management Agreement Approval

43 Summary of Management Fee Evaluation by Independent Fee Consultant

48 Summary of Administrative Fee Evaluation by Independent Fee Consultant

49 Board Members and Officers

53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Investing in foreign securities presents certain risks such as currency fluctuations, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.49%, 2.66%, 2.38% and 1.10% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/08
DWS Communications Fund	1-Year	3-Year	5-Year	10-Year
Class A	-57.39%	-19.92%	-6.49%	-9.76%
Class B	-57.50%	-20.38%	-7.10%	-10.46%
Class C	-57.69%	-20.50%	-7.18%	-10.50%
Institutional Class	-57.25%	-19.68%	-6.23%	-9.50%
MSCI World Index+	-40.71%	-8.10%	-.51%	-.64%
MSCI World Telecom Services Index++	-32.03%	2.87%	2.90%	-4.24%
S&P 500® Index+++	-37.00%	-8.36%	-2.19%	-1.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/08	$ 9.58	$ 8.82	$ 8.79	$ 9.81
12/31/07	$ 23.26	$ 21.33	$ 21.35	$ 23.83
Twelve Months as of 12/31/08: Income Dividends	$ .33	$ .24	$ .24	$ .37
Class A Lipper Rankings — Telecommunication Funds Category as of 12/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	35	of	39	88
3-Year	28	of	33	83
5-Year	23	of	29	77
10-Year	5	of	9	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Communications Fund — Class A [] MSCI World Index+ [] MSCI World Telecom Services Index++ [] S&P 500 Index+++

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/08
DWS Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$4,016	$4,840	$6,740	$3,375
	Average annual total return	-59.84%	-21.48%	-7.59%	-10.29%
Class B	Growth of $10,000	$4,126	$4,949	$6,852	$3,314
	Average annual total return	-58.74%	-20.90%	-7.28%	-10.46%
Class C	Growth of $10,000	$4,231	$5,024	$6,891	$3,298
	Average annual total return	-57.69%	-20.50%	-7.18%	-10.50%
MSCI World Index+	Growth of $10,000	$5,929	$7,762	$9,749	$9,379
	Average annual total return	-40.71%	-8.10%	-.51%	-.64%
MSCI World Telecom Services Index++	Growth of $10,000	$6,797	$10,886	$11,539	$6,482
	Average annual total return	-32.03%	2.87%	-2.90%	-4.24%
S&P 500 Index+++	Growth of $10,000	$6,300	$7,696	$8,953	$8,700
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Communications Fund — Institutional Class [] MSCI World Index+ [] MSCI World Telecom Services Index+++ [] S&P 500 Index+++

Yearly periods ended December 31
Comparative Results as of 12/31/08
DWS Communications Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$427,500	$518,200	$725,000	$368,500
	Average annual total return	-57.25%	-19.68%	-6.23%	-9.50%
MSCI World Index+	Growth of $1,000,000	$592,900	$776,200	$974,900	$937,900
	Average annual total return	-40.71%	-8.10%	-.51%	-.64%
MSCI World Telecom Services Index++	Growth of $1,000,000	$679,700	$1,088,600	$1,153,900	$648,200
	Average annual total return	-32.03%	2.87%	2.90%	-4.24%
S&P 500 Index+++	Growth of $1,000,000	$630,000	$769,600	$895,300	$870,000
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. On March 13, 2008, the MSCI World Index replaced the S&P 500 as the Fund's primary benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy.
++ MSCI World Telecom Services Index is an unmanaged index that tracks telecom securities from around the world.
+++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 558.70	$ 559.20	$ 556.60	$ 559.70
Expenses Paid per $1,000*	$ 5.88	$ 8.27	$ 8.80	$ 4.90
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,017.60	$ 1,014.53	$ 1,013.83	$ 1,018.85
Expenses Paid per $1,000*	$ 7.61	$ 10.68	$ 11.39	$ 6.34
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Communications Fund	1.50%	2.11%	2.25%	1.25%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Communications Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Communications Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Manager

Ralf Oberbannscheidt

Portfolio Manager and Director of Deutsche Asset Management.

• Global equity analyst for Technology and Telecoms sectors and Global (Telecom) sector coordinator: New York.

• Joined Deutsche Asset Management in 1999, having served as senior portfolio manager for Global Equities and Global Sector head for Telecommunication.

• Previous positions include portfolio management at SEB Enskilda, Luxembourg and various roles at Dresdner Bank AG, Germany.

• Masters Degree in International Business and Emerging Markets, University of Trier, Germany/University of Stirling, Scotland; Masters in International Finance, Monterey Institute of International Studies.

In the following interview, the portfolio management team addresses the recent market backdrop, fund performance and their management strategy during the 12-month period ended December 31, 2008. The current management team took over the fund's portfolio management duties on March 14, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the telecommunications sector perform during 2008, and how did that affect the fund?

A: Amid the severe downturn in global equities during 2008, telecommunications shares lost ground on an absolute basis but outperformed the broader market. The Morgan Stanley Capital International (MSCI) World Index — the fund's benchmark — returned -40.71% for the annual period ended December 31, 2008, while the secondary benchmark, the MSCI World Telecom Services Index returned -32.03% for the same period.1 The primary reason for this outperformance is that telecom stocks are seen as being more defensive due to their stable cash flows and lower sensitivity to economic trends.

Unfortunately, the fund was not able to benefit from the outperformance of the telecommunications sector. Class A shares of the fund returned -57.39%, lagging both the -40.71% return of the benchmark and the -48.33% average return of funds in Lipper's Telecommunications Funds category.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. MSCI World Telecom Services Index is an unmanaged index that tracks telecom securities from around the world. Indices are calculated using closing market prices and converted to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Telecommunications Funds category are funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture, or sale of telecommunications services or equipment. Category returns assume reinvestment of dividends. It is not possible to invest directly into an index or category.

Q: Why did the fund underperform by such a wide margin?

A: Two investments accounted for the majority of the fund's underperformance. In the autumn of 2006, the fund purchased participatory notes issued and guaranteed by certain Lehman Brothers entities which were designed to provide exposure to two Indian telecoms — Bharti Airtel Ltd. and Reliance Communications Ltd. Lehman Brothers Holdings Inc., which guaranteed the notes, filed for bankruptcy in September of 2008. The fund sold these participatory notes to Lehman Brothers Inc. prior to the bankruptcy, but the trades did not settle. This means the fund did not receive the cash proceeds of this sale and, consequently, the fund has written the value of the notes to approximately 92% of their value prior to the bankruptcy. The participatory notes accounted for approximately 7.6% of the fund's net asset value at the time of the Lehman bankruptcy. The fund is pursuing a claim for the sales proceeds as part of the Lehman bankruptcy proceedings.

Also, the fund held positions outside of the telecommunications sector prior to our team taking over on March 17. These holdings, most of them in the financial sector, significantly hurt performance. They have since been eliminated from the portfolio.

Q: What other elements of the fund's positioning had a notable impact on performance?

A: A positive element of the fund's performance was its position in European telecoms, which tend to be defensive in nature. Rather than investing in US-based blue chip telecoms such as AT&T, we instead focused on European stocks such as Vodafone Group PLC, Deutsche Telekom AG, Elisa Oyj, and Telefonica SA. Earlier in 2008, US-based telecoms traded at a valuation premium of approximately 30% relative to their European counterparts — meaning that we could find more attractive opportunities overseas. This gap began to close in the fourth quarter (indicating outperformance for the European telecoms), a positive for the fund.

On the negative side, the fund's positions in emerging-market telecoms generally produced poor performance. This reflects the fact that emerging-market equities, as a group, sharply underperformed their developed market peers. Among the fund's most significant detractors here were the Russian stocks Vimpel-Communications and Comstar United Telesystems OJSC; Tele2 AB, a pan-European communications and media company that was hurt by its exposure to the Russian market; and Millicom International Cellular SA, which provides mobile phone services to subscribers in Central and South America, Africa and Southeast Asia. All of these companies have been performing well operationally and experiencing better-than-expected subscriber growth. Still, all were hurt by extremely negative investor sentiment toward emerging-market stocks.

Q: How has volatility in the broader market affected the way you manage the fund?

A: We sought to use the downturn in global equities to take advantage of depressed valuations in selected stocks. One case in point is Sprint Nextel Corp. While the fund held a small position in the stock coming into the downturn, we used the bear market as an opportunity to increase its weighting significantly. We believe that while Sprint Nextel's depressed stock price has mostly factored in the challenges facing the company, it is failing to account for the company's ambitious new marketing and pricing strategy. Similarly, we added a position in Leap Wireless International, Inc. As a low-cost provider of wireless service, the company is benefiting as cash-strapped consumers "trade down" to less expensive alternatives.

We also sought to take advantage of opportunities in the communications equipment sector. In the months after we first took over as portfolio managers, we maintained a minimal weighting in this area due to our belief that slowing economic growth would lead to reduced capital spending — a view that proved correct. Now, however, we believe the slowdown is more than reflected in valuations. This view helped form the basis for new investments in Alcatel-Lucent and JDS Uniphase Corp.

From a general standpoint, the market volatility of the past three to four months prompted us to double-check the balance sheets of all of the companies in the fund's investment universe. The goal was to identify companies that faced risks in the form of troublesome balance sheet covenants or near-term debt refinancing needs. This process revealed no such risks for the companies held in the fund, but it did lead us to new opportunities — Sprint Nextel being one such example. Overall, we are finding telecoms to be in much better shape now than they were following the bursting of the last stock market bubble earlier this decade. We believe most companies are now taking a more reasonable approach to capital management and are less likely to harm their balance sheets through unwise merger and acquisition activities. In our view, this makes the telecommunications sector fertile ground for the kind of fundamentally sound companies in which we seek to invest.

Q: Are you finished with the process of transitioning the portfolio?

A: Yes; the fund's holdings now fully reflect our approach. The portfolio is now more concentrated than it was in the past, with 31 individual positions at year-end. However, these holdings are well balanced with respect to individual position sizes. Our goal is for the fund's top holdings to each make up about 7-8% of assets, while its smaller holdings should have weightings of about 4-5%. It is also important to note that the fund is now focused entirely on the telecommunications sector. While in the past the fund owned companies in the financial, yellow pages and media sectors, we have sold most of these stocks from the portfolio. At the same time, our purchase of European telecoms has led to a substantial increase in the fund's weighting in national carriers. On balance, we believe these changes have positioned the fund to take advantage of the full range of opportunities the global telecommunications sector has to offer.

Q: What are your thoughts regarding the year ahead?

A: We hold a positive view on the prospects for the telecommunications sector. Mobile and broadband service is now more of a utility than a discretionary item, meaning that these services may have less sensitivity to rising unemployment than the market is anticipating. We are also seeing a more stable competitive environment and more sensible pricing practices, particularly in Europe. On the other hand, weakness in global growth means a reduction in active lines is likely. In terms of absolute performance, the sector also faces the threat of continued volatility in the broader global markets. Our response to this environment is to maintain a focus on stable companies with high free cash flow, healthy balance sheets and attractive dividend yields. While the past year was a poor one for the fund, we believe this strategy is the best way to identify the most compelling opportunities in the telecommunications sector over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	100%	88%
Participatory Notes	—	9%
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks and Participatory Notes)	12/31/08	12/31/07

National Carriers	53%	5%
Wireless Services	31%	59%
Specialty Services	15%	16%
Media	1%	1%
Publishing	—	11%
Financials	—	8%
	100%	100%
Geographical Diversification (As a % of Common Stocks and Participatory Notes)	12/31/08	12/31/07

Europe (excluding United Kingdom)	50%	9%
United States	25%	64%
United Kingdom	9%	—
Russia	6%	—
Latin America	6%	16%
Canada	4%	—
India	—	10%
Other	—	1%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2008 (54.5% of Net Assets)
1. Deutsche Telekom AG Offers fixed-line and mobile telephone and information technology services for business	7.8%
2. Telefonica SA Provider of telecommunications services to European and Latin American countries	7.4%
3. Vodafone Group PLC Provides a range of mobile telecommunications services	7.3%
4. Tele2 AB Offers telecommunications services through three subsidiaries mainly in Europe	5.7%
5. Telecom Italia SpA Offers fixed-line and mobile telephone and data transmission services	5.1%
6. Elisa Oyj Provides telecommunication solutions	4.8%
7. Qwest Communications International, Inc. Provider of a variety of telecommunication services	4.4%
8. Sprint Nextel Corp. Provider of telecommunications services to consumer, business and government customers	4.2%
9. Turkcell Iletisim Hizmetleri AS Offers cellular telephone, voice and data communication services through its GSM network in Turkey	3.9%
10. BCE, Inc. Provides a full range of telecommunication services	3.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2008

	Shares	Value ($)

Common Stocks 99.1%
Media 1.1%
Net Servicos de Comunicacao SA (ADR) (Preferred) (a)	176,200	1,025,484
National Carriers 52.7%
Atlantic Tele-Network, Inc.	64,025	1,699,864
BCE, Inc.	177,600	3,615,300
BT Group PLC	860,401	1,690,504
Comstar United Telesystems OJSC (GDR)*	736,991	2,911,114
Deutsche Telekom AG (Registered)	477,600	7,256,446
Elisa Oyj	258,700	4,477,931
Hellenic Telecommunications Organization SA	195,800	3,257,220
Level 3 Communications, Inc.* (a)	1,537,500	1,076,250
Maxcom Telecomunicaciones SAB de CV (ADR)* (a)	330,000	1,250,700
Qwest Communications International, Inc. (a)	1,131,300	4,117,932
Telecom Italia SpA	2,922,100	4,752,944
Telefonica SA	308,430	6,913,602
Telekom Austria AG	234,700	3,392,369
Telenor ASA	215,300	1,440,759
Turk Telekomunikasyon AS*	571,300	1,294,990
		49,147,925
Specialty Services 14.3%
Alcatel-Lucent (ADR)* (a)	779,500	1,675,925
Cbeyond, Inc.* (a)	164,800	2,633,504
JDS Uniphase Corp.* (a)	461,600	1,684,840
NeuStar, Inc. "A"*	108,100	2,067,953
Tele2 AB "B"	598,400	5,318,910
		13,381,132
Wireless Services 31.0%
America Movil SAB de CV "L" (ADR)	47,700	1,478,223
Clearwire Corp. "A"* (a)	254,100	1,252,713
Leap Wireless International, Inc.* (a)	126,800	3,409,652
Millicom International Cellular SA (a)	58,700	2,636,217
Sprint Nextel Corp.*	2,164,600	3,961,218
Tim Participacoes SA (ADR) (Preferred) (a)	135,300	1,689,897
Turkcell Iletisim Hizmetleri AS (ADR) (a)	252,100	3,675,618
Vimpel-Communications (ADR)	374,500	2,681,420
Virgin Mobile USA, Inc. "A"* (a)	1,585,170	1,331,543
Vodafone Group PLC	3,387,942	6,820,313
		28,936,814
Total Common Stocks (Cost $154,163,470)		92,491,355
Securities Lending Collateral 21.0%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $19,630,555)	19,630,555	19,630,555
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $173,794,025)+	120.1	112,121,910
Other Assets and Liabilities, Net	(20.1)	(18,763,255)
Net Assets	100.0	93,358,655
* Non-income producing security.
+ The cost for federal income tax purposes was $184,835,168. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $72,713,258. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,115,840 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $73,829,098.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $20,155,547, which is 21.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Receivable
Level 1	$ 65,505,922	$ —
Level 2	46,615,988	1,051,269
Level 3	—	—
Total	$ 112,121,910	$ 1,051,269

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $154,163,470) — including $20,155,547 of securities loaned	$ 92,491,355
Investment in Daily Assets Fund Institutional (cost $19,630,555)*	19,630,555
Total investments, at value (cost $173,794,025)	112,121,910
Cash	253,649
Foreign currency, at value (cost $8,564)	8,373
Dividends receivable	258,635
Interest receivable	29,317
Receivable for investments sold	371,247
Other receivable**	1,051,269
Receivable for Fund shares sold	1,903
Foreign taxes recoverable	134,080
Due from Advisor	23,727
Other assets	29,777
Total assets	114,283,887
Liabilities
Payable upon return of securities loaned	19,630,555
Payable for investments purchased	275,956
Payable for Fund shares redeemed	627,600
Notes payable	100,000
Accrued management fee	80,456
Other accrued expenses and payables	210,665
Total liabilities	20,925,232
Net assets, at value	$ 93,358,655
Net Assets Consist of
Undistributed net investment income	12,942
Net unrealized appreciation (depreciation) on: Investments	(61,672,115)
Other receivable	(11,695,883)
Foreign currency	(21,611)
Accumulated net realized gain (loss)	(412,700,591)
Paid-in capital	579,435,913
Net assets, at value	$ 93,358,655
* Represents collateral on securities loaned.
** Other receivable represents the fair value of the pending sale of participatory notes for which Lehman Brothers is the counterparty. The Fund is in the process of claiming Lehman Brothers.
Statement of Assets and Liabilities as of December 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($86,687,518 ÷ 9,052,460 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 9.58
Maximum offering price per share (100 ÷ 94.25 of $9.58)	$ 10.16

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($968,574 ÷ 109,831 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)
$ 8.82

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,641,505 ÷ 414,139 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 8.79
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,061,058 ÷ 210,107 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 9.81
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.
Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $598,711)	$ 5,354,332
Interest	953
Interest — Cash Management QP Trust	58,160
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	649,087
Total Income	6,062,532
Expenses: Management fee	1,735,274
Administration fee	182,705
Services to shareholders	516,925
Custodian fee	73,314
Distribution and service fees	495,645
Professional fees	87,024
Directors' fees and expenses	10,495
Reports to shareholders	113,332
Registration fees	71,684
Interest expense	23,389
Other	33,597
Total expenses before expense reductions	3,343,384
Expense reductions	(620,386)
Total expenses after expense reductions	2,722,998
Net investment income (loss)	3,339,534
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,709,203)
Foreign currency	(123,006)
(4,832,209)
Change in net unrealized appreciation (depreciation) on: Investments	(135,357,762)
Other receivable	(11,695,883)
Foreign currency	(21,609)
(147,075,254)
Net gain (loss)	(151,907,463)
Net increase (decrease) in net assets resulting from operations	$ (148,567,929)
Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 3,339,534	$ (1,268,027)
Net realized gain (loss)	(4,832,209)	64,982,428
Change in net unrealized appreciation (depreciation)	(147,075,254)	(62,978,270)
Net increase (decrease) in net assets resulting from operations	(148,567,929)	736,131
Distributions to shareholders from: Net investment income: Class A	(3,003,507)	—
Class B	(25,465)	—
Class C	(99,794)	—
Institutional Class	(74,820)	—
Total distributions	(3,203,586)	—
Fund share transactions: Proceeds from shares sold	13,453,538	54,943,747
Reinvestment of distributions	2,706,333	—
Cost of shares redeemed	(61,489,310)	(121,521,547)
Redemption fees	988	23,681
Net increase (decrease) in net assets from Fund share transactions	(45,328,451)	(66,554,119)
Increase (decrease) in net assets	(197,099,966)	(65,817,988)
Net assets at beginning of period	290,458,621	356,276,609
Net assets at end of period (including undistributed net investment income of $12,942 and $0, respectively)	$ 93,358,655	$ 290,458,621

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.26	$ 23.38	$ 19.30	$ 16.79	$ 13.85
Income (loss) from investment operations: Net investment income (loss)[a]	.31	(.08)	(.03)	(.03)	(.08)
Net realized and unrealized gain (loss)	(13.66)	(.04)	4.11	2.54	3.02
Total from investment operations	(13.35)	(.12)	4.08	2.51	2.94
Less distributions from: Net investment income	(.33)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.58	$ 23.26	$ 23.38	$ 19.30	$ 16.79
Total Return (%)[b,c]	(57.39)	(.51)	21.14	14.95	21.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	269	329	295	284
Ratio of expenses before expense reductions (%)	1.79	1.49	1.63	1.58	1.69
Ratio of expenses after expense reductions (%)	1.46	1.44	1.49	1.43	1.54
Ratio of net investment income (loss) (%)	1.86	(.32)	(.13)	(.18)	(.55)
Portfolio turnover rate (%)	118	39	27	21	34
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 21.33	$ 21.61	$ 17.96	$ 15.75	$ 13.09
Income (loss) from investment operations: Net investment income (loss)[a]	.23	(.23)	(.15)	(.13)	(.17)
Net realized and unrealized gain (loss)	(12.50)	(.05)	3.80	2.34	2.83
Total from investment operations	(12.27)	(.28)	3.65	2.21	2.66
Less distributions from: Net investment income	(.24)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.82	$ 21.33	$ 21.61	$ 17.96	$ 15.75
Total Return (%)[b,c]	(57.50)	(1.30)	20.32	14.03	20.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	5	10	27	66
Ratio of expenses before expense reductions (%)	2.66	2.66	2.47	2.33	2.44
Ratio of expenses after expense reductions (%)	2.03	2.19	2.24	2.18	2.29
Ratio of net investment income (loss) (%)	1.29	(1.07)	(.88)	(.93)	(1.30)
Portfolio turnover rate (%)	118	39	27	21	34
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 21.35	$ 21.63	$ 17.98	$ 15.77	$ 13.10
Income (loss) from investment operations: Net investment income (loss)[a]	.21	(.23)	(.15)	(.14)	(.17)
Net realized and unrealized gain (loss)	(12.53)	(.05)	3.80	2.35	2.84
Total from investment operations	(12.32)	(.28)	3.65	2.21	2.67
Less distributions from: Net investment income	(.24)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.79	$ 21.35	$ 21.63	$ 17.98	$ 15.77
Total Return (%)[b,c]	(57.69)	(1.29)	20.30	14.01	20.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	11	13	13	15
Ratio of expenses before expense reductions (%)	2.70	2.38	2.43	2.33	2.44
Ratio of expenses after expense reductions (%)	2.21	2.19	2.24	2.18	2.29
Ratio of net investment income (loss) (%)	1.11	(1.07)	(.88)	(.93)	(1.30)
Portfolio turnover rate (%)	118	39	27	21	34
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Institutional Class Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 23.83	$ 23.88	$ 19.66	$ 17.06	$ 14.03
Income (loss) from investment operations: Net investment income (loss)[a]	.35	.00	.02	.01	(.05)
Net realized and unrealized gain (loss)	(14.00)	(.05)	4.20	2.59	3.08
Total from investment operations	(13.65)	(.05)	4.22	2.60	3.03
Less distributions from: Net investment income	(.37)	—	—	—	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.81	$ 23.83	$ 23.88	$ 19.66	$ 17.06
Total Return (%)	(57.25)[b]	(.21)	21.46[b]	15.24[b]	21.60[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	5	4	2	2
Ratio of expenses before expense reductions (%)	1.33	1.10	1.33	1.33	1.44
Ratio of expenses after expense reductions (%)	1.21	1.10	1.24	1.18	1.30
Ratio of net investment income (loss) (%)	2.11	.02	.12	.07	(.31)
Portfolio turnover rate (%)	118	39	27	21	34
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Communications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $394,776,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($32,190,000), December 31, 2010 ($344,993,000), December 31, 2011 ($3,433,000), December 31, 2012 ($9,289,000) and December 31, 2013 ($4,871,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code. During the year ended December 31, 2008, the Fund utilized approximately $13,215,000 of prior year capital loss carryforward.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred approximately $6,884,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 12,942
Capital loss carryforwards	$ (394,776,000)
Unrealized appreciation (depreciation) on investments	$ (72,713,258)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended December 31,
	2008	2007
Distributions from ordinary income	$ 3,203,586	—

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $217,366,816 and $268,926,154, respectively.

C. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor of the Fund. Prior to March 15, 2008, pursuant to a written contract with the Advisor, Alex. Brown Investment Management, LLC ("ABIM") served as subadvisor and was responsible for the day to day management of the Fund. The Advisor compensated ABIM out of the management fee it received from the Fund. Effective March 15, 2008, the Advisor assumed all day to day responsibilities that were previously delegated to ABIM.

Management Agreement. Under the Investment Management Agreement with DIMA, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Pursuant to the Investment Management Agreement with the Advisor, the Fund pays an annual fee based on its average daily net assets which is calculated daily and payable monthly at the following annual rates:

First $100 million of the Fund's average daily net assets	1.00%
Next $100 million of such net assets	.90%
Next $100 million of such net assets	.85%
Next $200 million of such net assets	.80%
Next $500 million of such net assets	.73%
Next $500 million of such net assets	.68%
Over $1.5 billion of such net assets	.65%

For the period from January 31, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of 2.50% for Class B.

In addition, for the period from January 1, 2008 through September 30, 2008, the Advisor had voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.43%
Class B	2.18%
Class C	2.18%
Institutional Class	1.18%

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.54%
Class B	2.29%
Class C	2.29%
Institutional Class	1.29%

Accordingly, for the year ended December 31, 2008, the management fee aggregated $1,735,274, of which $198,469 was waived, which was equivalent to an annual effective rate of 0.84% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, the Advisor received an Administration Fee of $182,705, of which $7,787 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended December 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 358,171	$ 358,171
Class B	9,100	9,100
Class C	24,152	24,152
Institutional Class	335	335
	$ 391,758	$ 391,758

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2008
Class B	$ 17,663	$ 1,297
Class C	52,936	2,259
	$ 70,599	$ 3,556

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2008	Annual Effective Rate
Class A	$ 401,819	$ 21,911	$ 43,794.22%
Class B	5,766	3,247	—	.11%
Class C	17,461	2,870	1,813.21%
	$ 425,046	$ 28,028	$ 45,607

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2008 aggregated $3,432.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2008, the CDSC for Class B and C shares aggregated $13,234 and $910, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2008, DIDI received $47 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $29,451, of which $11,272 is unpaid.

Director's Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended December 31, 2008, the Fund paid its allocated portion of the retirement benefit of $1,319 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the Fund's custodian fee was reduced by $25 and $787, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

At December 31, 2008, the Fund had a $100,000 outstanding loan. Interest expense incurred on the borrowing was $23,389 for the year ended December 31, 2008. The average dollar amount of the borrowings was $2,974,597, the weighted average interest rate on these borrowings was 2.32% and the Fund had loans outstanding for 124 days throughout the period.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	612,122	$ 11,431,066	1,879,565	$ 49,842,172
Class B	12,911	185,968	59,701	1,403,001
Class C	19,689	280,984	102,891	2,454,353
Institutional Class	90,635	1,555,520	46,821	1,244,221
		$ 13,453,538		$ 54,943,747
Shares issued to shareholders in reinvestment of distributions
Class A	269,578	$ 2,517,890	—	$ —
Class B	2,727	23,363	—	—
Class C	10,656	91,433	—	—
Institutional Class	7,696	73,647	—	—
		$ 2,706,333		$ —
Shares redeemed
Class A	(3,417,760)	$ (55,564,080)	(4,367,666)	$ (110,207,665)
Class B	(123,794)	(1,993,081)	(289,451)	(6,664,698)
Class C	(146,043)	(2,204,302)	(194,264)	(4,493,745)
Institutional Class	(98,231)	(1,727,847)	(5,546)	(155,439)
		$ (61,489,310)		$ (121,521,547)
Redemption fees		$ 988		$ 23,681
Net increase (decrease)
Class A	(2,536,060)	$ (41,614,136)	(2,488,101)	$ (60,345,342)
Class B	(108,156)	(1,783,750)	(229,750)	(5,258,194)
Class C	(115,698)	(1,831,885)	(91,373)	(2,039,365)
Institutional Class	100	(98,680)	41,275	1,088,782
		$ (45,328,451)		$ (66,554,119)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Communications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Communications Fund, Inc. (the "Fund") at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 23, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 10.63% of the income dividends paid during the Fund's fiscal year ended December 31, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $5,120,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007, and has outperformed its benchmark in the three- and five-year periods ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in the Fund's management structure, including the termination of Alex Brown Investment Management, LLC as the Fund's sub-advisor and the introduction of a new portfolio manager in March 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisor s by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisor s by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-Investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	23339G 108	23339G 207	23339G 306	23339G 405
Fund Number	432	632	732	532

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2008, DWS Communications Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS COMMUNICATIONS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$53,075	$0	$0	$0
2007	$52,775	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$0	$19,000
2007	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Communications Fund, a series of DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Communications Fund, a series of DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 2, 2009